EXHIBIT NO. 99.(h) 7

MASTER ADMINISTRATIVE SERVICES AGREEMENT

Amended and Restated

As of January 1, 2008

Exhibit A, as revised:

February 27, 2007 (Addition of MFS Series Trust XIV)

May 1, 2007 (Redesignation of MFS Capital Opportunities Series to MFS Core Equity Series)

June 22, 2007 (Termination of AGF, MVF, IBF and MMB)

June 29, 2007 (Addition of CCA, CXE, CMK, CIF, CXH, CMU)

August 1, 2007 (Termination of MFS Institutional International Research Equity Fund and MFS Institutional Municipal Money Market Portfolio)

September 25, 2007 (Redesignation of MFS Government Limited Maturity Fund as MFS Series Trust XV and Addition of MFS Diversified Target Return Fund)

April 1, 2008 (Redesignation of MFS Emerging Growth Fund as MFS Growth Fund)

May 1, 2008 (Redesignation of MFS Emerging Growth Series as MFS Growth Series)

June 1, 2008 (Redesignation of MFS Union Standard Equity Fund as MFS Blended Research Core Equity Fund)

September 23, 2008 (Addition of MFS Commodity Strategy Fund and MFS Fundamental 103/30 Fund, each a series of MFS Series Trust XV, and MFS Global Real Estate Fund, a series of MFS Series Trust XIII)

July 31, 2009 (Termination of MFS Floating Rate High Income Fund, MFS New Endeavor Fund, MFS Strategic Value Fund, and MFS Money Market Series)

May 31, 2010 (Addition of MFS Global Bond Fund)

July 21, 2010 (Addition of MFS Asia Pacific Ex-Japan Fund, MFS European Equity Fund, MFS Latin American Equity Fund, and MFS Lifetime 2050 Fund)

October 1, 2010 (Redesignation of MFS California Insured Municipal Fund to MFS California Municipal Fund)

February 15, 2011 (Addition of MFS Absolute Return Fund and MFS Global Multi-Asset Fund)

April 12, 2011 (Addition of MFS New Discovery Value Fund and Termination of MFS Research Bond Fund J)

July 20, 2011 (Addition of MFS Global Brands Fund and MFS Emerging Markets Debt Local Currency Fund)

September 13, 2011 (Redesignation of MFS Global Brands Fund to MFS Global Leaders and MFS Sector Rotational Fund to MFS Equity Opportunities Fund, and Termination of MFS Core Growth Fund)

Exhibit D, as revised:

January 1, 2008 (Revised Fee Schedule)

August 1, 2008

January 1, 2009

August 1, 2009

January 1, 2010

January 1, 2011 (Approved February 15, 2011)

January 1, 2011 (Approved April 12, 2011)

As of September 13, 2011

Master Administrative Services Agreement - Exhibit A

Funds

MFS Family of Funds

MFS Series Trust I:
MFS Cash Reserve Fund
MFS Core Equity Fund
MFS Global Leaders Fund
MFS New Discovery Fund
MFS Research International Fund
MFS Technology Fund
MFS Value Fund

MFS Series Trust II:
MFS Growth Fund

MFS Series Trust III:
MFS High Income Fund
MFS High Yield Opportunities Fund
MFS Municipal High Income Fund

MFS Series Trust IV:
MFS Government Money Market Fund
MFS Mid Cap Growth Fund
MFS Money Market Fund

MFS Series Trust V:
MFS International New Discovery Fund
MFS Research Fund
MFS Total Return Fund

MFS Series Trust VI:
MFS Global Equity Fund
MFS Global Total Return Fund
MFS Utilities Fund

MFS Series Trust VII:
MFS Asia Pacific Ex-Japan Fund
MFS European Equity Fund
MFS Latin American Equity Fund

MFS Series Trust VIII:
MFS Global Growth Fund
MFS Strategic Income Fund

MFS Series Trust IX:
MFS Bond Fund
MFS Inflation-Adjusted Bond Fund
MFS Limited Maturity Fund
MFS Municipal Limited Maturity Fund
MFS Research Bond Fund

MFS Series Trust X:
MFS Absolute Return Fund
MFS Aggressive Growth Allocation Fund
MFS Conservative Allocation Fund
MFS Emerging Markets Debt Fund
MFS Emerging Markets Debt Local Currency Fund
MFS Emerging Markets Equity Fund
MFS Global Bond Fund
MFS Growth Allocation Fund
MFS International Diversification Fund
MFS International Growth Fund
MFS International Value Fund
MFS Moderate Allocation Fund

MFS Series Trust XI:
MFS Mid Cap Value Fund
MFS Blended Research Core Equity Fund

MFS Series Trust XII:
MFS Equity Opportunities Fund
MFS Lifetime Retirement Income Fund
MFS Lifetime 2010 Fund
MFS Lifetime 2020 Fund
MFS Lifetime 2030 Fund
MFS Lifetime 2040 Fund
MFS Lifetime 2050 Fund

MFS Series Trust XIII:
MFS Diversified Income Fund
MFS Global Real Estate Fund
MFS Government Securities Fund
MFS New Discovery Value Fund

MFS Series Trust XV:
MFS Commodity Strategy Fund
MFS Diversified Target Return Fund

MFS Series Trust XVI:
MFS Global Multi-Asset Fund

MFS Municipal Series Trust:
MFS Alabama Municipal Bond Fund
MFS Arkansas Municipal Bond Fund
MFS California Municipal Bond Fund
MFS Florida Municipal Bond Fund
MFS Georgia Municipal Bond Fund
MFS Maryland Municipal Bond Fund
MFS Massachusetts Municipal Bond Fund
MFS Mississippi Municipal Bond Fund
MFS New York Municipal Bond Fund
MFS North Carolina Municipal Bond Fund
MFS Pennsylvania Municipal Bond Fund
MFS South Carolina Municipal Bond Fund
MFS Tennessee Municipal Bond Fund
MFS Virginia Municipal Bond Fund
MFS West Virginia Municipal Bond Fund
MFS Municipal Income Fund

Massachusetts Investors Growth Stock Fund

Massachusetts Investors Trust

MFS Closed-End Funds
MFS Charter Income Trust
MFS Government Markets Income Trust
MFS Intermediate Income Trust
MFS Multimarket Income Trust
MFS Municipal Income Trust
MFS Special Value Trust
MFS California Municipal Fund
MFS High Income Municipal Trust
MFS InterMarket Income Trust I
MFS Intermediate High Income Municipal Trust
MFS Investment Grade Municipal Trust
MFS High Yield Municipal Trust

MFS Institutional Funds
MFS Institutional International Equity Fund
MFS Institutional Large Cap Value Fund

MFS Variable Insurance Trust:
MFS Core Equity Series
MFS Global Equity Series
MFS Growth Series
MFS High Income Series
MFS Investors Growth Stock Series
MFS Investors Trust Series
MFS Mid Cap Growth Series
MFS New Discovery Series
MFS Research Bond Series
MFS Research International Series
MFS Research Series
MFS Strategic Income Series
MFS Total Return Series
MFS Utilities Series
MFS Value Series